SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2005

NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation	001-32216 (Commission File Number)	47-0934168 (IRS Employer Identification No.)

1301 Avenue of the Americas
New York, New York 10019
(Address and zip code of
principal executive offices)

Registrant's telephone number, including area code: (212) 634-9400

The undersigned, New York Mortgage Trust, Inc. (the "Registrant), hereby amends the Registrant's Current Report on Form 8 dated March 11, 2005 for the purpose of attaching a press release issued on March 11, 2005 announcing the Registrant's declaration of a first quarter 2005 cash dividend on its common stock. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
Exhibit 99.1	Press Release announcing the Registrant's declaration of a first quarter 2005 cash dividend on its common stock, dated March 11, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC (Registrant)

Date: March 11, 2005	By:	/s/ Michael I. Wirth Michael I. Wirth Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit 99.1	Description Press Release announcing the Registrant's declaration of a first quarter 2005 cash dividend on its common stock, dated March 11, 2005.